UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT,

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	December 20, 2004
(Date of earliest event reported)	December 16, 2004

TRINITY CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

New Mexico

(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01.  Regulation FD Disclosure

On December 20, 2004, the Company issued a press release announcing that its Board of Directors declared a semi-annual dividend of $0.30 per share to be paid to shareholders of record as of December 31, 2004 and payable on January 14, 2005.  The press release also revised the anticipated return on assets and return on equity that were presented at the annual shareholders meeting in May 2004.  The press release is attached hereto as Exhibit 99.1.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1 Press Release dated December 20, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: December 20, 2004	By:	/s/ William C. Enloe
William C. Enloe